PURCHASE AGREEMENT
                               ------------------

     THIS PURCHASE AGREEMENT (the "Agreement") is entered into as of the 12th day of January, 2000, by and between VOA National Housing Corporation, a Louisiana not-for profit corporation ("VOA National"), VOA Nevada Affordable Housing Corporation, a Nevada not-for-profit corporation, VOA Las Vegas Affordable Housing Corporation I, a Nevada not-for-profit corporation, VOA Saratoga Affordable Housing Corporation II, a Nevada not-for-profit corporation ("VOA Saratoga"), Saxton Incorporated, a Nevada corporation ("Saxton"), Lake Tonopah, Limited Partnership, a Nevada limited partnership ("Tonopah LP"), Lake Tonopah, LLC, a Nevada limited liability company ("Tonopah LLC"), Saratoga Palms North II Limited Partnership, a Nevada limited partnership ("SPNII"), Northtown Development, Ltd., a dissolved California limited partnership, and Nevada
Housing  Opportunities  LLC,  a  Nevada  limited  liability  company  ("NHO").



                                    RECITALS
                                    --------


     A. WHEREAS Tonopah LP was established to acquire property and develop said property into the Lake Tonopah Apartments, to lease the Lake Tonopah Apartments and to perform activities incidental or related to the foregoing, including management and operation of the Lake Tonopah Apartments. VOA Nevada and Tonopah LLC are general partners of Tonopah LP;

     B. WHEREAS on or about July 26, 1996, VOA National entered into a property management agreement with Tonopah LP for VOA National's management of Lake Tonopah Apartments ("Tonopah Management Agreement");

     C. WHEREAS Tonopah LP, Saxton, Tonopah LLC and VOA Nevada entered into a Development Agreement, an Amended and Restated Development Agreement and Addendum to Development Agreement (collectively "Tonopah Development Agreement") to facilitate the Lake Tonopah Apartments;

     D. WHEREAS SPNII was established to acquire property and develop Said property into the Saratoga Palms North II Apartments, to lease the Saratoga Palms North II Apartments and to perform activities incidental or related to the foregoing, including management and operation of the Saratoga Palms North II Apartments. VOA Saratoga and NHO are general partners of SPNII;

     E. WHEREAS on or about July 29, 1996, VOA National entered into a property management agreement with SPNII for VOA National's management of Saratoga Palms North II Apartments ("SPNII Management Agreement");

     F.     WHEREAS  SPNII,  SAXTON,  NHO  and  VOA  Saratoga  entered  into  a
Development  Agreement,  an  Amended  and  Restated  Development  Agreement and
Addendum   to   Development  Agreement  (collectively  the  "SPNII  Development
Agreement")  to facilitate  the  construction  of  the  Saratoga   Palms   North
II  Apartments.


     G. WHEREAS a dispute has arisen and exists between the parties with respect to (1) VOA National's right to manage the Lake Tonopah Apartments and the Saratoga Palms North II Apartments; and (2) the parties' respective rights under the Development Agreements.

     H. WHEREAS on or about June 5, 1998, VOA National filed a Complaint in the District Court of Clark County, Nevada (the "Court") as Case No. A389300 (the "Litigation") to adjudicate the rights of the parties with respect to the above referenced dispute;

NOW,  THEREFORE,  the  parties  here  by  agree  as  follows:

1.     No Admission of Liability:  None of the parties admits any liability, but
       -------------------------
rather enters in this agreement for the sole purpose of resolving their disputed claims without the cost and expense of litigation. All parties acknowledge that they are represented by council of their choosing.
2. Recitals: The foregoing Recitals are true and correct and are incorporated herein.

3.     Payment  of  Settlement  Funds:
       ------------------------------
a. In consideration of the terms set forth herein, Saxton shall pay to VOA National, VOA Nevada and VOA Saratoga (collectively, the "VOA Entities") the consideration set forth below, hereby valued at One Million Three Hundred Twenty Five Thousand Dollars ($1,325,000.00) (the "Settlement Amount"), which the VOA Entities may distribute among themselves in the manner that they choose.
(1) The sum of One Hundred Twenty Five Thousand Dollars ($125,000.00) shall be paid in cash upon execution of this Agreement;
(2) The sum of One Hundred Thousand Dollars ($100,000.00) shall be paid in cash on the first anniversary date of the execution of this Agreement;
(3) The sum of One Hundred Thousand Dollars ($100,000.00) shall be paid in cash on the second anniversary date of the execution of this Agreement; and
(4) Shares of common stock, par value $0.001 per share (the "Common Stock"), of Saxton with an aggregate value of One Million Dollars ($1,000,000.00), with such shares to be valued at the average closing market price of Saxton's Common Stock on the NASDAQ Stock Market (or in the absence of any trading on any such day the average of the closing bid and asked quotations) on each of last twenty
(20) trading days immediately preceding the date of this Agreement (the "VOA Common Stock"). The VOA Entities shall be entitled to registration rights with regard to the VOA Common Stock as set forth in Exhibit A attached hereto.



4.     Transfer  of  Partnership  Interests:  In consideration of receipt of the
       ------------------------------------
Settlement  Amount;
a. VOA Nevada hereby conveys, transfers and assigns all rights, title and interest to any and all partnership interest it holds in Tonopah LP to Tonopah LLC.
b. VOA Saratoga hereby conveys, transfers and assigns all rights, title and interest to any and all partnership interest it holds in SPNII and NHO.
5.     Termination of Contract Rights:  In consideration of the settlement terms
       ------------------------------
set  forth  herein:
a. Tonopah LP and VOA National hereby agree to terminate the Tonopah Management Agreement upon execution of this Agreement. Each party agrees to relinquish and waive any and all rights it holds under the Tonopah Management
Agreement, and release the other from all obligations under the Tonopah Management Agreement.
b. Tonopah LP, Saxton, Tonopah LLC and VOA Nevada hereby agree to terminate the Tonopah Development Agreement upon execution of this Agreement. Each party agrees to relinquish and waive any and all rights it holds under the Tonopah Development Agreement, and release the other from all obligations under the Tonopah Development Agreement.
c. SPNII and VOA National hereby agree to terminate the SPNII Management Agreement upon execution of this Agreement. Each party agrees to relinquish and waive any and all rights it holds under the SPNII Management Agreement, and release the other from all obligations under the SPNII Management Agreement.
d. SPNII, Saxton, NHO and VOA Saratoga hereby agree to terminate the SPNII Development Agreement upon execution of this Agreement. Each party agrees to relinquish and waive any and all rights it holds under the SPNII Development
Agreement, and release the other from all obligations under the SPNII Development Agreement.
6.     Release  and  Indemnification:
       -----------------------------
a. Except with respect to obligations created by or arising out of this Agreement, the VOA Parties (including VOA Las Vegas Affordable Housing Corporation I, a non-for-profit corporation), for themselves and for their respective former and current successors, assigns, affiliates, agents, attorneys, representatives, consultants, partners, officers, directors, shareholders, employees and insurers (the "VOA Releasors"), and for each of them, hereby remise, release, acquit and forever discharge Tonopah LP, Tonopah LLC, Saxton, SPNII, Northtown Development, Ltd., and NHO (collectively, the "Saxton Parties") and their respective former and current successors, assigns, affiliates, agents, attorneys, representatives, partners, officers, directors, shareholders, employees and insurers and each of them, from any and all manner of actions, suits, liens, debts, dues, damages, claims (including without limitation, claims under contracts or other agreements of any kind), liabilities, judgments, bonds, executions or demands (collectively, "Claims") of whatever nature, kind of description whatsoever, known and unknown, suspected and unsuspected, disclosed and undisclosed, fixed and contingent, whether directly of by way of indemnity, contribution or otherwise, which the VOA Releasors ever had, now have or hereafter can, shall or may have by reason of any matter, cause of circumstance whatsoever arising or occurring prior to the date of this Agreement, including without limitation all Claims: (1) that were asserted or could have been asserted in the Litigation; and (2) arise out of or relate in any way to the Lake Tonopah Apartments, the Tonopah Management
Agreement, the Tonopah Development Agreement the Saratoga Palms North I Apartments, the Saratoga Palms North II Apartments, the SPNII Management Agreement or the SPNII Development Agreement.
b. Except with respect to obligations created by or arising out of this Agreement, the Saxton Parties, for themselves and for their respective former and current successors, assigns, affiliates, agents, attorneys, representatives, partners, officers, directors, shareholders, employees and insurers, and for each of them, hereby remise, release, acquit and forever discharge the VOA Parties (including VOA Las Vegas Affordable Housing Corporation I, a non-for-profit corporation), and their respective former and current successors, assigns, affiliates, agents, attorneys, representatives, partners, officers, directors, shareholders, employees and insurers and each of them, from any and all manner of Claims of whatever nature, kind or description whatsoever, known and unknown, suspected and unsuspected, disclosed and undisclosed, fixed and contingent, whether directly or by way of indemnity, contribution or otherwise, which the Tonopah Releasers ever had, now have or hereafter can, shall or may have by reason of any matter, cause or circumstance whatsoever arising or occurring prior to and including the date of this Agreement, including without, limitation all Claims (1) that were asserted or could have been asserted in the Litigation; and (2) arise out of relate in any way to the Lake Tonopah Apartments, the Tonopah Management Agreement, the Tonopah Development Agreement, the Saratoga Palms North I Apartments, the Saratoga Palms North II Apartments, the SPNII Management Agreement or the SPNII Development Agreement.
c. It is the intention of each of the parties to fully and finally settle and release all Claims between them. Each party hereby acknowledges that such party is aware that such party may later discover facts in addition to or different from those which such party now knows or believes to be true with respect to the subject matter of this Agreement and that it is such the party's intention, notwithstanding, to fully, finally and forever settle and release all of the claims released by this Agreement, known or unknown, suspected, or unsuspected, which now exist, may exist or previously existed between the parties. In furtherance of such intention, the releases given in this Agreement shall be and shall remain in effect as full and completed releases, notwithstanding the discovery or existence of any such additional or different facts. The parties further accept and assume the risk that such facts may turn out to be different from the facts now known or believed to be true by the parties and agree that the releases given in this Agreement shall remain in all respects effective and shall not be subject to termination or rescission by reason of any such difference in fact.
7.     Dismissal  of  Litigation:  Concurrently  with  the  execution  of  this
       -------------------------
Agreement, VOA National, Saxton, Tonopah LP, SPNII and NHO shall execute a stipulation and order to dismiss the Litigation with prejudice. Each party shall bear its own attorney's fees and costs (the "Stipulation"). Notwithstanding the foregoing, the parties hereby stipulate and agree that the Court shall retain jurisdiction over the enforcement of this Agreement.
8.     Additional  Documentation:  Cooperation:  Each  party  shall,  upon  the
       ---------------------------------------
request of the other, execute, acknowledge and deliver to the other party any instrument that may be required in order to carry out the terms of this
Agreement. Each party appears to cooperate to effectuate the terms of this Agreement and shall take all appropriate action necessary or useful in doing so.
9.     Representations  and  Warranties:
       --------------------------------
a.     The  parties  hereto  represent  and  warrant  that  they  have  read and understood this Agreement and that they are the parties legally entitled to settle and release every Claim herein referred to and to give a valid, full and final acquittance therefor.
b. Each of the parties represents and warrants that it has full power and authority to execute this Agreement and that the Agreement, when executed and delivered, constitutes its valid and binding agreement.
c. Each of the signatories hereto represents and warrants that he or she has been duly authorized to execute this Agreement on behalf of the party or parties for whom she or he signs.
d. This Agreement contains the entire agreement and understanding between the parties concerning the subject matter thereof, and supersedes and replaces all prior negotiations and agreements, written or oral. No waiver, amendment or modification of any of the provisions of this Agreement shall be of any force or effect unless contained in writing signed by each of the parties hereto. Each party hereto acknowledges that no other party, and no agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement to induce the execution of such document and each party hereto acknowledges that he, she or it has not executed any of these documents in reliance upon any promise, representation or warranty not expressly contained therein.
e. Each party hereto represents and warrants that is has not heretofore assigned or transferred, or purported to assign or transfer, to any firm, corporation, entity or person, any of the Claims herein released, and knows of no third party that asserts or purports to have an interest in any such released Claim.
f. The Saxton Parties represent and warrant that all necessary approvals (e.g., corporate, governmental, lender, etc.) have been obtained to effectuate the intents and purposes of this Agreement.
10.     Miscellaneous:
        -------------
a. This Agreement is binding upon the parties' heirs, successors, assigns, employees, agents, representatives, or anyone claiming by or through them.
b. This Agreement shall be governed by and construed in accordance with the laws of Nevada. Any controversy or claim arising from or relating to this Agreement, the Lake Tonopah Apartments, the Tonopah Management Agreement, the Tonopah Development Agreement, the Saratoga Palms North II Apartments, the SPNII Management Agreement or the SNPII Development Agreement shall be resolved by the Court, pursuant to the reservation of jurisdiction set forth in Section 7, hereof. To the extent the Court does not, or chooses not to retain jurisdiction over the aforementioned matters, any controversy or claim shall be resolved via binding arbitration in Clark County, Nevada, under the Commercial Arbitration Rules of the American Arbitration Association. Judgement on the arbitration decision or award may be entered in any court having jurisdiction. The prevailing party in any such proceeding shall be entitled to recover all expenses, including reasonable attorneys' fees and nontaxable costs, incurred with respect thereto.
c.     Time  is  of  the  essence  for  this  Agreement.
d. This Agreement has been negotiated between the parties. Any rule of construction regarding construing the terms or language hereof against the drafter shall have no bearing or effect.
e. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Telecopy transmittals ("faxes") of this Agreement and faxes of signatures hereon, respectively shall be deemed originals thereof.
     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

VOA  NATIONAL:                                VOA  NEVADA:
-------------                                 -----------
VOA  National  Housing Corporation,          VOA Nevada Affordable Housing Inc.,
Louisiana  not-for-profit  corporation       a  Nevada  not-for-profit

By:  __________________________              By:  ____________________________
      Name:  Ron  Patterson                       Name:  Ron  Patterson
      Title:  Senior  Vice  President             Title:  Assistant Secretary


VOA  SARATOGA:                                SAXTON:
-------------                                 ------
VOA  Saratoga  Affordable  Housing            Saxton  Incorporated,  a  Nevada
Corporation II, a Nevada Not-for-profit       Corporation
corporation


By:  __________________________          By:  ____________________________
      Name:  Ron Patterson                     Name:  James C. Saxton, President
      Title:  Assistant  Secretary

TONOPAH  LP:                                  SPNII:
-------------                                 ------
Lake  Tonopah  Limited  Partnership, a        Saratoga Palms North II Limited
Nevada  limited  partnership                  Partnership,  a  Nevada  limited
                                              partnership


By: Lake Tonopah Limited Liability          By: Nevada Housing Opportunities LLC
    Company, a Nevada limited liability         a Nevada limited liability
    company,  its  general  partner             company, its general  partner

        By: Tonopah Manager, Inc., a  Nevada          By: Saxton, Incorporated,
            Corporation,  its  managing  member       a Nevada corporation, its
                                                      managing  member

           By:                                 By:
           ---------------------------        ---------------------------
            James C. Saxton, President          James C. Saxton, President


TONOPAH  LLC:                              NHO:
------------                               ---
Lake  Tonopah  Limited  Liability          Nevada  Housing  Opportunities LLC, a
Company,  a  Nevada  limited liability     Nevada limited liability company
company

By:  Tonopah  Manager, Inc., a Nevada      By: Saxton Incorporated, a Nevada
      corporation,  its managing member        corporation, its managing member


     By:  _______________________          By:  _______________________
          James  C.  Saxton,  President         James  C.  Saxton, President


VOA  Las  Vegas  Affordable  Housing          Northtown  Development,  Ltd.,  a
Corporation I, a Nevada not-for-profit        dissolved California limited
Corporation                                   partnership


By:  ___________________________          By:  ________________________________
      Name:  Ron  Patterson                     James C. Saxton, General Partner
      Title:  Assistant  Secretary

                                    EXHIBIT A
                                    ---------

                               REGISTRATION RIGHTS
                               -------------------

(A)     In  connection with the registration of the VOA Common Stock pursuant to
Section  3(a)(4)  of  the  Settlement  Agreement,  Saxton  will:

(i) Prepare and file with the Securities and Exchange Commission within 30 days after the date of the Settlement Agreement a registration statement under the Securities Act of 1933 (the "1933 Act") on an appropriate form under Rule 415 under the 1933 Act or any similar rule that may be adopted by the SEC (the "Registration Statement"), with respect to the offer and sale of the VOA Common Stock by the VOA Entities from time to time in accordance with the methods of distribution elected by the VOA Entities and set forth in such Registration Statement, and use its reasonable best efforts to cause such Registration Statement to become effective for such period as may be reasonably necessary to effect the sale of the VOA Common Stock by the VOA Entities; provided, however, that Saxton shall not be obligated to cause such registration statement to become or remain effective past the second anniversary of the date of the Settlement Agreement; or such later date after which the VOA Entities shall be able to sell the VOA Common Stock without the need to comply with paragraphs
(c), (e), (f),and (h) of Rule 144 under the 1933 Act; provided, further, that in the event that Saxton proposes to undertake an underwritten public offering immediately prior to the filing of or during the pendency of effectiveness of such registration statement, the VOA Entities will be entitled to join the underwritten offering with respect to all or a portion of the VOA Common Stock requested by the VOA Entities to be included therein (subject to the approval of the managing underwriter, which may exclude such shares entirely or require pro rata cut-back with other selling shareholders) and, to the extent they do not so join such underwritten offering, the VOA Entities shall, if so required by the underwriters, execute a "lock-up" agreement with respect to the sale or other disposition of any VOA Common Stock not so included or permitted to be included for a period commencing with the date of the initial offering of shares by the underwriters and ending 135 days thereafter. The term "Registration Statement" shall include any amendments and supplements thereto, including any post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. The term "Prospectus" shall mean a prospectus included in the Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act) as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of the VOA Common Stock.

(ii) prepare and file with the Securities and Exchange Commission such amendments to such registration statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective for such period set forth herein;

(iii) furnish to the VOA Entities such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such VOA Entities may reasonably request in order to facilitate the public offering of such shares of VOA Common Stock by the VOA Entities;

(iv) promptly take action necessary to (x) make the Registration Statement, and any amendment thereto, and any Prospectus forming a part thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference, in each case) comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, (y) to correct any Registration Statement, which, when it becomes effective, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (z) to correct any Prospectus forming a part of any Registration Statement which includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

     Upon the occurrence of any event contemplated in clauses (y) or (z) above, such actions shall include preparing a post-effective amendment to any Registration Statement or any amendment or supplements to the Prospectus or to file any other document necessary to cure such deficiency. Saxton agrees to promptly notify the VOA Entities of the occurrence of any event contemplated in clauses (y) or (z) above.

(v) (1) Advise the VOA Entities, promptly after it receives notice or obtains knowledge, of (1) the issuance of any stop order by the Securities and Exchange Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose, or (2) suspension of the qualification of any VOA common stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, and promptly use its reasonable best efforts to prevent the issuance of any stop order, or such suspension, and to obtain the withdrawal of such stop order or suspension should it be issued.

     Each VOA Entity, upon receipt of any notice from Saxton of the happening of any event of the kind described in Section (A)(iv)(y) or (z), or (v), will forthwith discontinue disposition of shares of VOA Common Stock until each VOA Entity's receipt of the copies of the supplemented or amended prospectus contemplated by Section (A)(iv) or until it is advised in writing by Saxton that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by Saxton, each VOA Entity will deliver to Saxton all copies, other than permanent file copies then in each VOA Entity's possession, of the Prospectus required to be supplemented or amended.

(B) Notwithstanding anything to the contrary herein, if at any time after the filing of a registration statement or after it is declared effective by the Securities and Exchange Commission, Saxton determines, in its reasonable good faith business judgement, that such registration and the offering of shares of VOA Common Stock covered by such registration would adversely affect in any material way any financing, acquisition, corporate reorganization or other material transaction or development involving Saxton or any of its subsidiaries or require Saxton to disclose material matters that otherwise would not be required to be disclosed at such time and such disclosure of material matters would adversely affect Saxton in a material way, then Saxton may require the suspension of the distribution of any share of (VOA Common Stock (a "Blackout Period") by giving notice to the VOA Entities; provided, however, that Saxton shall use reasonable efforts to cause all Blackout Periods hereunder not to exceed a total duration of four (4) months in any 12-month period. Any such notice need not specify the reasons for such suspension if Saxton determines, in its reasonable good faith business judgement, that doing so would adversely affect in a material way such transaction or development or would result in the disclosure of material nonpublic information. In the event that such notice is given, then until Saxton has determined, in its reasonable good faith business judgment, that such registration and distribution would no longer materially interfere with the matters described in the preceding sentence and has given notice thereof to the VOA Entities, Saxton's obligations hereunder will be suspended. Saxton shall extend the period of time Saxton is required to maintain effective any registration statement required pursuant to clauses (i) and (ii) hereof by a length of time equal to the aggregate length of the Blackout Periods.

(C) Saxton's obligations to the VOA Entities will be conditioned on each VOA Entity's compliance with the following:

(i) Each VOA Entity will cooperate with Saxton in connection with the preparation of the applicable registration statement, and for so long as Saxton is obligated to keep such registration statement effective, each VOA Entity will provide to Saxton, in writing in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding each VOA Entity and such other information as may be necessary and required by applicable law to enable Saxton to prepare such registration statement and the related prospectus covering the applicable shares of VOA Common Stock and to maintain the currency and effectiveness thereof;

(iii) Each VOA Entity will enter into such agreements with Saxton and any broker-dealer or similar securites industry professional containing representations, warranties, indemnities and agreements as are customarily entered into and made by a seller of securities and seller's controlling shareholders with respect to secondary.

(iv) during such time as any VOA Entity may be engaged in a distribution of the VOA Common Stock, such VOA Entity will comply with all applicable laws, including Regulation M promulgated under the Securities Exchange Act of 1934, and, to the extent required by such laws, will, among other things: (a) not engage in any stabilization activity in connection with the securities of Saxton in contravention of such rules; (b) distribute the shares of VOA Common Stock acquired by it solely in the manner described in the applicable registration statement; (c) if required by applicable law, rules or regulations, cause to be furnished to each agent or broker-dealer to or through whom such shares may be offered, or to the offeree if an offer is made directly by such VOA Entity, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree, provided that Saxton shall provide such VOA Entity with an adequate number of copies thereof; and (d) not bid for or purchase any securities of Saxton;

(v) on notice from Saxton of the happening of any of the events specified in Section (A)(iv) or (v), or that, as set forth in section (B), it requires the suspension by the VOA Entities of the distribution of any of the shares of VOA Common Stock owned by the VOA Entities, then the VOA Entities will cease offering or distributing the shares of VOA Common Stock owned by the VOA Entities until the offering and distribution of the shares of VOA Common Stock owned by the VOA Entities may recommence in accordance with the terms hereof and applicable law; and the VOA Entities shall not sell more than 10,000 shares, in the aggregate, of VOA Common Stock during any one month pursuant to any registration statement provided for hereunder or otherwise.

(D) Saxton shall pay all expenses incurred by Saxton in complying with the obligations hereunder. Fees and disbursements of counsel and accountants for the VOA Entities, underwriting discounts and commissions and transfer taxes for the VOA Entities and any other expenses incurred by the VOA Entities shall be borne by the VOA Entities.

(E) The registration rights granted to the VOA Entities pursuant hereto are not assignable. Any assignment shall be null and void ab initio.

(F) Each VOA Entity acknowledges that (i) it is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act, (ii) it is acquiring the shares of VOA Common Stock for its own account, and (iii) that it is not acquiring the shares of VOA Common Stock with a view to any distribution theory within the meaning of the 1933 Act. Accordingly, each VOA Entity agrees that it will not offer or sell shares of VOA Common Stock other than (x) pursuant to an effective registration statement under the 1933 Act or (y) pursuant to any exemption from the registration requirements of the 1933 Act.

(G) Each VOA Entity acknowledges that the shares of VOA Common Stock have not been and will not, except as provided herein, be registered under the 1933 Act.

(H) Each VOA Entity acknowledges that shares of VOA Common Stock it acquires hereunder will contain customary 1933 Act legends.

(I)     Indemnification
        ---------------

(i)     Indemnification  by  Company.  Saxton  agrees  to  indemnify  and  hold
        ----------------------------
harmless each holder of VOA Common Stock, any officer, director, employee or agent of any such holder and any person or entity who controls any such party within the meaning of either Section 15 of the 1933 Act of Section 20 of the Exchange Act (each, and "Indemnified Holder") from and against any and all loss, claim, damages, liability or expense (including the reasonable costs of investigation and legal expenses ("Claims") arising out of or based upon any untrue statement of a material fact contained in any Registration Statement (including all material and documents incorporated therein by reference) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was based upon information furnished in writing to Saxton by such Indemnified Holder expressly for use in the document containing such untrue statement or alleged untrue statement or omission or alleged omission.

(ii) Indemnification Procedures. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from Saxton, such Indemnified Holder shall promptly notify Saxton in writing, and Saxton shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses.

     Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless (i) Saxton has agreed to pay such fees and expenses, (ii) Saxton shall have failed to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and Saxton, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to Saxton.

     If such Indemnified Holder notifies Saxton in writing that it elects to employ separate counsel at the expense of Saxton as permitted by the provisions of the preceding Section, Saxton shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, Saxton shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

(iii)     Indemnification  by  Holder  of VOA Common Stock.  Each (holder of VOA
          ------------------------------------------------
Common Stock) agrees to indemnify and hold harmless Saxton, its directors and officers and each Person, if any, who controls Saxton within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Saxton to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement, Prospectus or preliminary Prospectus. In no event, however, shall the liability hereunder of any selling holder of VOA Common Stock be greater than the amount of proceeds received by such holder upon the sale of the VOA Common Stock.

     In case any action or proceeding shall be brought against Saxton or its directors or officers of any such controlling person, in respect of which indemnity may be sought against a holder of VOA Common Stock, such holder shall have the rights and duties given Saxton and Saxton or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Holder by Sections I (i) and I (ii) above.

(iv)     Contribution.  If  the  indemnification  provided for in this Section I
         ------------
(iv)  is  unavailable  to  an indemnified party under Section I (i) or Section I
(iii) above (other than by reason of exceptions provided in those sections) in respect of any Claims referred to in such sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as in appropriate to reflect the relative fault of Saxton on the one hand and of the Indemnified Holder on the other in connection with the untrue statements or omissions which resulted in such Claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in Section I (ii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The relative fault of Saxton on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement or omission or alleged omission relates to information supplied by Saxton or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or alleged untrue statement or omission or alleged omission.

     Saxton and each holder of VOA Common Stock agree that it would not be just and equitable if contribution pursuant to this Section I (iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.